Exhibit 10.4

GUARANTY AGREEMENT

FOR VALUE RECEIVED, the receipt and adequacy of which is hereby acknowledged, the undersigned (hereafter called “Undersigned” or “Guarantor”) unconditionally guarantees the full and punctual payment when due of the following described indebtedness (the “Guaranteed Indebtedness”) of Singular Payments, LLC, a Florida limited liability company (hereinafter called “Borrower”) to Payment Data Systems, Inc., a Nevada corporation (hereafter called “Lender”):

All indebtedness of Borrower to Lender under that certain line of credit promissory note dated as of the effective date hereof in the original principal amount of up to a maximum amount of $500,000.00, executed by Borrower and payable to the order of Lender (the “Note”), together with all renewals and extensions thereof, and together with all interest, attorney’s fees, and court costs for which Borrower may become liable in connection therewith.

The Undersigned further agrees to pay to Lender or to Lender’s successors or assigns, all costs (including but not limited to reasonable attorney’s fees) incurred by Lender in enforcing this Agreement, if the Guaranteed Indebtedness guaranteed under this Agreement is not paid by the Undersigned upon demand when due as required in this Agreement or if this Agreement is enforced by suit or through probate or bankruptcy court or through any judicial proceedings whatsoever. Should it be necessary to reduce Lender’s claim to judgment, said judgment shall bear interest at the maximum rate of interest permitted by applicable law.

The Undersigned waives notice of acceptance of this Agreement and of any liability to which it applies or may apply, and waives presentment and demand for payment of any amounts guaranteed, notice of dishonor or nonpayment thereof, collection or instigation of suit, or any other action by Lender in collection thereof, including any notice of default in payment thereof, or other notice or demand of payment therefor on any party.

If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

In the event of default by Borrower in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Agreement and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Lender, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness.

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It is the intention of the parties to this Agreement to comply with the usury laws of the State of Texas. Accordingly, it is agreed that notwithstanding any provision to the contrary in this Agreement, or in any note or other instrument, or in any of the other documents securing payment of this Agreement, or otherwise relating to this Agreement, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If any such excess of interest is provided for, or shall be adjudged to be so provided for, then in such event: (a) the provisions of this paragraph shall govern and control; (b) neither the person executing this Agreement nor his heirs, successors or assigns or any other party liable for the payment of this Agreement shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by applicable law; (c) any such excess that may have been collected shall be, at Lender’s option, either applied as a credit against the then unpaid principal amount owing on the obligations, or refunded; and (d) the effective rate of interest covered by this Agreement shall be automatically subject to reduction to the maximum lawful contract rate allowed under the usury laws of the State of Texas as such laws may now or later be construed by the courts having jurisdiction.

This Agreement is for the benefit of Lender, and for such other persons as may from time to time be or become the holders of any indebtedness guaranteed by this Agreement. This Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as the indebtedness that it guarantees may be transferrable. It is agreed that upon the assignment or transfer by Lender of any indebtedness guaranteed by this Agreement, the legal holder of such indebtedness shall have all of the rights granted to Lender under this Agreement.

Lender, and Lender’s successors and assigns, shall not be liable for failure to use diligence in the collection of any indebtedness guaranteed by this Agreement, or in preserving the liability of any person liable on the indebtedness, and the Guarantor hereby waives presentment for payment, notice of nonpayment, protest, notice thereof, and diligence in bringing suit against any person liable for any indebtedness guaranteed by this Agreement. Payment of all amounts under this Agreement shall be made to Lender.

This Agreement is a specific guaranty of the Guaranteed Indebtedness, and shall not be wholly or partially satisfied or extinguished by Guarantor’s partial payment of any amount thereunder, but shall continue in full force and effect as against Guarantor for the full amount of the Guaranteed Indebtedness until the payment in full of the indebtedness. Guarantor may give to Lender written notice that Guarantor will not be liable under this Agreement for any obligations renewed or extended by Lender after the giving of such notice, and such notice will be effective as to Guarantor after, but not before, such time as the written notice is actually delivered to and received by and acknowledged in writing by Lender.

Guarantor represents and warrants to Lender that: (a) Guarantor is the owner of 100% of the membership interests of Borrower; and (b) Guarantor will receive a direct and material benefit from the proceeds of any of the Guaranteed Indebtedness.

This Agreement is executed and delivered incident to a lending transaction negotiated, consummated and performable in Bexar County, Texas, and shall be construed according to the laws of the State of Texas. Guarantor agrees that any action or proceeding arising out of or related in any way to this Agreement shall be brought solely in a court of competent jurisdiction sitting in San Antonio, Bexar County, Texas. Guarantor hereby irrevocably and unconditionally consents to the jurisdiction of any such court and hereby irrevocably and unconditionally waives any defense of an inconvenient forum to the maintenance of any action or proceeding in any such court, any objection to venue with respect to any such action or proceeding and any right of jurisdiction on account of the place of residence or domicile of Guarantor.

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This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute but one Agreement.

Lender and its successors and assigns are hereby authorized to rely upon the signatures of each Guarantor which are delivered by facsimile or as a .pdf email attachment as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with original ink signatures of each such Guarantor.

EXECUTED to be effective as of March 7, 2017.

/s/ Vaden Landers
VADEN LANDERS

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